MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011


                     TO THE STOCKHOLDERS OF MERRILL LYNCH
                        GLOBAL CONVERTIBLE FUND, INC.


Attached for your information is a copy of the prospectus of Merrill Lynch Global Convertible Fund, Inc. (the "Fund") dated February 18, 1998. Please note that, as discussed in the attached prospectus, the Fund is the subject of a pending proposal for reorganization. Under this proposal, substantially all of the Fund's assets and liabilities would be assumed by Merrill Lynch Convertible Fund, Inc. ("Convertible Fund") in exchange solely for an equal aggregate value of newly-issued shares of Convertible Fund (the
"Reorganization"). Convertible Fund is a registered, open-end investment company with investment objectives and policies that are similar to those of the Fund.

Stockholders of the Fund of record on December 19, 1997 are currently scheduled to vote to approve or disapprove the Agreement and Plan of Reorganization at the meeting of stockholders that has been adjourned to March 11, 1998. If you were a stockholder of record on December 19, 1997 you would have received at the beginning of January 1998 proxy materials detailing the Reorganization and requesting you to vote to approve or disapprove the Agreement and Plan of Reorganization. If the Reorganization is approved at that time, Convertible Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund on April 6, 1998. At the time of the Reorganization, holders of Class A, Class B, Class C, and Class D shares of the Fund will receive shares of the same class of Convertible Fund based upon the net asset value of each Fund at the close of business on April 3, 1998. You will receive a notice confirming whether the Reorganization has occurred after the proposed Reorganization date.